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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 21, 2003


                         COMMISSION FILE NUMBER 1-14380




                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)







          DELAWARE                                      73-1173881
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)





         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)



                                 (918) 495-4000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

The purpose of this report is to file additional information about CITGO Petroleum Corporation.

ITEM 7. EXHIBITS

        c. EXHIBITS


            Exhibit 23.1 Consent of Independent Auditors

            Exhibit 99.1 Financial Statements for the year ended
                         December 31, 2002



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on February 21, 2003.

                           CITGO PETROLEUM CORPORATION


Date: February 21, 2003                   /s/      Larry Krieg
                                          -----------------------------------
                                                   Larry Krieg
                                          Controller (Chief Accounting Officer)


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                                 EXHIBIT INDEX

EXHIBIT                  DESCRIPTION
-------                  -----------
Exhibit 23.1             Consent of Independent Auditors

Exhibit 99.1             Financial Statements for the year ended
                         December 31, 2002